UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)	August 11, 2009

THE PROCTER & GAMBLE COMPANY
(Exact name of registrant as specified in its charter)
Ohio	1-434	31-0411980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Procter & Gamble Plaza, Cincinnati, Ohio	45202
(Address of principal executive offices)	Zip Code

(513) 983-1100	45202
(Registrant's telephone number, including area code)	Zip Code

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(d)    ELECTION OF DIRECTORS

On August 12, 2009, The Procter & Gamble Company (the "Company") issued a news release announcing that Mary A. Wilderotter was appointed to the Board of Directors, effective August 11, 2009.  Ms. Wilderotter will serve on the Compensation & Leadership Development and Governance and Public Responsibility Committees.

The Company is filing this 8-K pursuant to Item 5.02(d), "Election of Directors."

A copy of the Company's press release relating to this announcement is being furnished as Exhibit 99 to this 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY
                                         BY:  /s/ E. J. WUNSCH
         E. J. Wunsch
         Assistant Secretary
         August 12, 2009

 EXHIBIT(S)

99.    News Release by The Procter & Gamble Company dated August 12, 2009.